Exhibit 99.2

Fiscal Year End 2022 Earnings Presentation March 31, 2023

2 S I L V E R S P I K E I N V E S T M E N T C O R P . © 2 0 2 2 A l l R i g h t s R e s e r v e d DISCLAIMERS AND FORWARD - LOOKING STATEMENTS The information contained in this presentation should be viewed in conjunction with the earnings conference call of Silver Spike Investment Corp. (“SSIC” or the “Company”) (NASDAQ: SSIC) held on March 31, 2023 and the Company’s Transition Report on Form 10 - K for the transition period from April 1, 2022 to December 31, 2022. The information contained herein may not be used, reproduced or distributed to others, in whole or in part, for any other purpose without the prior written consent of the Company. This investor presentation may contain forward - looking statements that involve substantial risks and uncertainties, including the impact of COVID - 19 on the business, future operating results, access to capital and liquidity of the Company and its portfolio companies. You can identify these statements by the use of forward - looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “target,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. These statements represent the Company’s belief regarding future events that, by their nature, are uncertain and outside of the Company’s control. Any forward - looking statement made by us in this investor presentation speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward - Looking Statements” in filings we make with the Securities and Exchange Commission, and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities referred to in this presentation in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. Nothing in these materials should be construed as a recommendation to invest in any securities that may be issued by SSIC or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance. Information regarding performance by our management team and their affiliates is presented for informational purposes only. You should not rely on the historical record of our management team and their affiliates as indicative of the future performance of an investment in the Company or the returns the Company will, or is likely to, generate going forward. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, we make no representation or warranty with respect to the accuracy of such information. This presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or Œ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. The information contained in this presentation is summary information that is intended to be considered in the context of other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation, except as required by law. These materials contain information about SSIC, certain of its personnel and affiliates and its historical performance. You should not view information related to the past performance of SSIC as indicative of SSIC’s future results, the achievement of which cannot be assured. Past performance does not guarantee future results, which may vary. The value of investments and the income derived from investments will fluctuate and can go down as well as up. A loss of principal may occur.

Financial Highlights for Quarter Ended 12/31/22

	Quarter Ended 12/31/22	Quarter Ended 9/30/22
Gross Investment Income	$2.0 million	$1.2 million
Expenses	$0.6 million	$0.6 million
Net Investment Income	$1.4 million	$0.6 million
Net Investment Income / Share	$0.23	$0.09
Net Assets at End of Period	$86.5 million	$85.3 million
Net Asset Value / Share at End of Period	$13.91	$13.73

SILVER SPIKE INVESTMENT CORP.
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Financial Highlights for Fiscal Year Ended 12/31/22

	For The Period From 4/1/22 To 12/31/22[1]
Gross Investment Income	$4.0 million
Expenses	$1.8 million
Net Investment Income	$2.2 million
Net Investment Income / Share	$0.35
Net Assets at End of Period	$86.5 million
Net Asset Value / Share at End of Period	$13.91

1. On 11/8/22, our Board of Directors approved a change in our fiscal year end from March 31 to December 31. Accordingly, the fiscal year ended 12/31/22 corresponds to the period from 4/1/22 to 12/31/22.

SILVER SPIKE INVESTMENT CORP.

©2022 All Rights Reserved

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Experienced Management Team



Scott Gordon

Founding Partner, CEO & CIO

- 35-year investment career in global special situations, distressed, and emerging markets
- Holds board positions at Papa & Barkley and WM Holding Company, LLC ("Weedmaps")
- Early entrepreneur and investor in cannabis operating businesses, including California based Papa & Barkley, an industry-leading cannabis/CBD health & wellness brand
- Leadership roles at JP Morgan, ING Barings, Bank of America Distressed (International), Caxton, Marathon and Taconic



Bill Healy

Partner, Head of Capital Formation

- 35-year career in asset management, corporate banking, and sales & trading
- Former President of Pantera Capital
- 18 years of leadership roles at Deutsche Bank Global Markets, DB's asset & wealth management division and Chase Manhattan Bank
- Former Head of Emerging Market Sales at ING Barings



Umesh Mahajan

Partner, Co-Head of Credit, CFO

- 28-year career in credit, special situations and distressed investing
- Former Managing Director at Ascribe Capital, an opportunistic credit investing fund
- Former Managing Director at Bank of America Merrill Lynch in principal investing and special situations
- Former member of J.P. Morgan's investment banking team in Asia



Dino Colonna, CFA

Partner, Co-Head of Credit

- 21-year career in traditional and alternative investment portfolios, and investment banking across the global capital markets
- Formerly Managing Partner at Madison Capital Advisors, a middle-market asset-backed lender in the cannabis, life sciences and tech sectors
- Served as an investment banker at Barclays in London, and six years as a senior research analyst at Forest Investment Management, a global multi-strategy hedge fund

Bank of America
BARCLAYS
CAXTON
Deutsche Bank
MERRILL
J.P.Morgan
MARATHON CAPITAL
PANTERA
TACONIC CAPITAL

SILVER SPIKE INVESTMENT CORP.
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Competitive Advantages

BDC Structure vs REIT

- FIRST mover in the cannabis BDC landscape—currently the only public BDC focused on direct-lending to the cannabis sector
- BDCs are direct lending vehicles that are more flexible than REITS:
  - SSIC can lend against cash flows as well as multiple types of collateral, including real estate, equipment, cash and receivables, and the equity of subsidiaries which often own cannabis licenses
  - REITs must have 75% of their assets invested in real estate or mortgages, narrowing the investable universe
  - We believe cash-flow lending is a much larger addressable market in the cannabis industry

+

Management Team

- Deep background, experience, and skills across credit and special situations, in both developed and emerging markets across dozens of jurisdictions
- Our four partners have an average of nearly 30 years of experience in the credit and capital markets
- Successful track record scaling credit, trading and asset management businesses
- Cannabis operating and investing expertise

SILVER SPIKE INVESTMENT CORP.
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Market Opportunity

Why Now?

Cannabis is an emerging market secular growth story with an attractive lending opportunity. The U.S. industry is sizeable, growing rapidly, and estimated to reach ~$72bn by 2030F, representing a ~16% CAGR from 2021.[1]

Compelling opportunities for lenders to profit from the favorable supply and demand imbalance for debt capital, as the debt servicing capacity of cannabis companies far outstrips the available supply of institutional debt capital.

We believe this opportunity will persist for many years, regardless of any near-term federal regulatory action. Within the $1.3 trillion private credit market today, direct lending in cannabis will remain outside the purview of most banks and traditional alternative asset managers. Near-term regulatory action (e.g., SAFE Banking) will be a step in the right direction, but likely will not meaningfully change the complex industry dynamics.

Lenders can demand various structural protections and have significant pricing power, driving attractive risk-adjusted returns. Complex regulatory, operational, and legal frameworks that vary state to state create high barriers of entry to traditional capital providers.



U.S. Legal Cannabis Retail Sales ($BN)1,2
$33
$72
2022E
2030F
U.S. Beverage and Tobacco Retail Sales ($BN)3
$78
$80
$105
$112
Wine
Spirits
Tobacco
Beer
2022E



Cannabis Lending Offers a Significant Premium to Traditional Leveraged Finance 4,5,6,7
13.1-20.8%
High
Low
9.1%
9.3 %
8.9%
US Leveraged Loan Yield Index
Direct Lending Senior-Only Yield Index
US High Yield Index
Current SSIC Loan Yields

1. MJBiz Marijuana Factbook 2022; cannabis market size figure for 2022E refers to legal retail sales only 2. Forbes, New Frontier Data as of 3/24/2022; cannabis market size figure for 2030E refers to legal retail sales only 3. Forbes, Statista; market sizes reflect total estimated revenue; market size for Wine reflects 2021 total wine sales in the U.S. 4. Morningstar LSTA US Leveraged Loan Index , Yield to Maturity as of 12/31/22. 5. Cliffwater Direct Lending Index: Senior-Only (CDLI-S) as of 9/30/22 6. ICE BoA US High Yield Index Effective Yield as of 12/31/22. 7. Low and high yield range is the lowest and highest annualized gross yield of each investment (excluding cash) in SSIC's portfolio as of 12/31/22, or, for investments made subsequent to 12/31/22, the investment date of such investment.

SILVER SPIKE INVESTMENT CORP.
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SSIC's Investment and Underwriting Process

I LOAN SOURCING AND ORIGINATION	II INITIAL CREDIT REVIEW	III INITIAL INVESTMENT COMMITTEE MEETING	IV EXECUTE INDICATIVE TERM SHEET	V CONDUCT DETAILED DUE DILIGENCE	VI FINAL INVESTMENT COMMITTEE MEETING	VII BRING-DOWN DILIGENCE AND CLOSING	VIII CREDIT MONITORING & PORTFOLIO MANAGEMENT
▸ Credit team screens companies and management teams ▸ Maintain proprietary database of opportunities	▸ Conduct management meetings ▸ Create preliminary credit overview and draft term sheet	▸ Evaluate investment opportunity ▸ Identify any gating conditions for investment	▸ Sign exclusive term sheet ▸ Collect deposit for legal and due diligence fees	▸ Conduct onsite management meeting. ▸ Review: - Accounting - Legal - Tax - Background checks - Consulting SOP review - Insurance - Appraisals	▸ Prepare final investment committee memo ▸ Prepare advanced draft of loan docs ▸ Review investment with the Investment Committee and vote (unanimous consent required)	▸ Final due diligence check ▸ Closing and disbursement	▸ Monthly financial reviews ▸ Quarterly valuation process with independent third party ▸ Ongoing market sector and macro review ▸ Adjust portfolio goals based on changing regulatory environment

SILVER SPIKE INVESTMENT CORP.
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8

Sourcing and Origination

SILVER SPIKE HAS A SIGNIFICANT PIPELINE OF POTENTIAL DEBT INVESTMENTS

Pipeline of Investment Opportunities

Deals Reviewed*	Active Debt Pipeline*
$6.8bn+	$841mm+
Across 306 Debt Transactions Sourced	Active Debt Pipeline Across 24 Transactions

Management's experience and deep cannabis industry relationships create differentiated sourcing and ability to execute transactions

Highlights of Silver Spike's **Sourcing & Origination Funnel**

- Our preference is to directly originate deals via our networks. Direct deal sourcing is enhanced by cannabis operating experience and visibility from Silver Spike management's publicly-traded cannabis company experience
- Sourcing / origination team screens based on business metrics, management team, state and local dynamics, collateral type, funding requirements, and potential deal structure
- Management has experience founding and operating in the cannabis industry since 2013
- Silver Spike's sourcing and origination efforts are further differentiated by management's SPAC business, which is in constant dialogue with various operators across the industry

SILVER SPIKE INVESTMENT CORP.

*As of December 31, 2022

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SSIC Portfolio Summary (as of 2/28/23)

Total Investment Value:	% of Net Assets Invested:	Weighted Average Yield To Maturity of Loans (Gross):
$54.48MM	63.02%	17.27%[1]

Portfolio Company	Investment Date	Maturity Date	Interest Rate	Investment Value[2]	% of Net Assets Invested[3]
Company A	5/26/2022	5/26/2026	Prime Rate + 8.50% (4.00% Prime Floor)	$20.27mm	23.5%
Company B	6/30/2022	6/30/2025	12.00%	$3.97mm	4.6%
Company C	10/11/2022	12/10/2024	12.50%	$1.77mm	2.1%
Company D	10/11/2022	12/15/2026	8.00%	$3.85mm	4.5%
Company E	10/27/2022	10/30/2026	Prime Rate + 6.50% (6.25% Prime Floor)	$20.39mm	23.6%
Company F	1/24/2023	1/24/2026	Prime Rate + 5.75% Cash (6.25% Prime Floor), 1.40% PIK	$4.23mm	4.9%

Note: For additional details on the portfolio as of December 31, 2022, please refer to the Company's Transition Report on Form 10-K for the transition period from April 1, 2022 to December 31, 2022.

1. Estimated Yield to Maturity ("YTM") includes a variety of fees and features that affect the total yield, which may include, but are not limited to, original issue discount ("OID"), exit fees, prepayment fees, unused fees, and contingent features. The estimated YTM calculations require management to make estimates and assumptions, including, but not limited to, the timing and amounts of loan draws on delayed draw loans, the timing and collectability of exit fees, the probability and timing of prepayments, and the probability of contingent features occurring. We have not assumed any prepayment penalties or early payoffs in our YTM calculations. Estimated YTM is based on current management estimates and assumptions, which may change. Actual results could differ from those estimates and assumptions. For floating rate loans, future Prime rates are assumed to be equal to the Prime rate applicable to the current interest payment. Weighted average YTM of loans is gross of expenses, excludes cash holdings, and is calculated using the investment values shown. The weighted average YTM of loans would be lower if the calculation reflected expenses and cash holdings.
2. For loans made prior to 12/31/22, investment value is the fair market value of such loans. For loans made subsequent to 12/31/22, investment value is the purchase price, plus actual accrued interest (if any), of such loans.
3. Percentage of net assets is calculated using the investment values shown, divided by the total net assets as of 12/31/22. Total net assets as of 12/31/22 were $86.5mm.

SILVER SPIKE INVESTMENT CORP.

©2022 All Rights Reserved

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CONTACT: B ILL H EALY – P ARTNER BI L L @ SI L V E R S P I K EC A P . COM SSIC . SILVERSPIKECAP . COM